--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 20, 1999



                                 ECLICKMD, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                     NEVADA

                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       000-29804                                         82-0255758
(COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)


                             ---------------------

                              201 EAST MAIN STREET
                               BRADY, TEXAS 78625
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (915) 792-8400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


--------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         This filing serves to amend a Form 8-K filed on July 17, 2000 by Link.com, Inc.(1) (the "Company") by filing certain financial statements and pro forma financial information (listed under heading (a) and (b) below) related to the acquisition by the Company of substantially all of the assets of Luro Associates, L.L.C., a Michigan limited liability company ("LURO").

(a)  Financial Statements of Businesses Acquired.

         Financial Statements and Report of Independent Certified Public Accountants for LURO Associates, L.L.C. (d/b/a Healthtec.net) as of December 31, 1999.

(b)  Pro forma financial information.

         Notes to Pro forma financial information.

         Pro Forma Condensed Consolidated Statement of Operations (Unaudited), for six month period ended June 30, 2000.

         Pro Forma Condensed Consolidated Statement of Operations (Unaudited), for year ended December 31, 1999.





---------------------

(1) Effective as of July 25, 2000, the Company changed its name to eClickMD, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ECLICKMD, INC.
                                    (Registrant)



Date:  September 13, 2000           By: /s/ M. ROBERT RICE
                                        --------------------------------------
                                        M. Robert Rice, Chief Executive Officer

                            Financial Statements and
               Report of Independent Certified Public Accountants


                             LURO ASSOCIATES, L.L.C.
                              (d/b/a HEALTHTEC.NET)

                                December 31, 1999

                             LURO ASSOCIATES, L.L.C.
                              (d/b/a HEALTHTEC.NET)

                          INDEX TO FINANCIAL STATEMENTS


                                                                           Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS...........................3

FINANCIAL STATEMENTS

   Balance Sheet at December 31, 1999........................................4

   Statement of Operations for the period January 5, 1999 (date of inception)
    through December 31, 1999................................................5

   Statement of Changes in Members' Equity for the period January 5, 1999
    (date of inception) through December 31, 1999............................6

   Statement of Cash Flows for the period January 5, 1999 (date of inception)
    through December 31, 1999................................................7

   Notes to Financial Statements.............................................8



The accompanying notes are an integral part of these financial statements.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO THE MEMBERS OF
LURO ASSOCIATES, L.L.C. d/b/a HEALTHTEC.NET

We have audited the accompanying balance sheet of LuRo Associates, L.L.C. (a Limited Liability Company) d/b/a HealthTec.net, as of December 31, 1999 and the related statements of operations, changes in members' equity, and cash flows for the period January 5, 1999 (date of inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LuRo Associates, L.L.C. d/b/a HealthTec.net as of December 31, 1999, and the results of its operations and its cash flows for the period January 5, 1999 (date of inception) through December 31, 1999, in conformity with generally accepted accounting principles.

As described in Note 3, the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company experienced a significant loss for the period January 5, 1999 (date of inception) through December 31, 1999. Additionally, the Company has generated negative cash flows from operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Unless the Company obtains additional financing, it will not be able to meet its obligations as they come due and it will be unable to execute its long-term business plan. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                    KING GRIFFIN & ADAMSON P.C.


Dallas, Texas
August 8, 2000


The accompanying notes are an integral part of these financial statements.

                            LURO ASSOCIATES, L.L.C.
                              (d/b/a HEALTHTEC.NET)

                                  BALANCE SHEET
                              at December 31, 1999


                               ASSETS
Current assets
Cash and cash equivalents                                  $   4,515
    Accounts receivable - trade                               10,606
    Prepaid and other current assets                           2,038
                                                           ---------

              Total current assets                            17,159

Property and equipment
    Furniture and equipment                                   25,000
    Software and software licenses                           114,000
                                                           ---------
                                                             139,000
    Less accumulated depreciation and amortization           (35,300)
                                                           ---------

              Property and equipment, net                    103,700
                                                           ---------

              Total assets                                 $ 120,859
                                                           =========


                   LIABILITIES AND MEMBERS' EQUITY

Current liabilities
    Accounts payable                                       $   6,003
    Accrued liabilities                                        5,697
    Note payable                                               1,000
                                                           ---------

              Total current liabilities                       12,700

Members' equity                                              108,159
                                                           ---------

              Total liabilities and members' equity        $ 120,859
                                                           =========


The accompanying notes are an integral part of these financial statements.

                             LURO ASSOCIATES, L.L.C.
                              (d/b/a HEALTHTEC.NET)

                             STATEMENT OF OPERATIONS
  For the period January 5, 1999 (date of inception) through December 31, 1999


Revenues                                               $ 179,429

Cost of sales                                             53,413
                                                       ---------

Gross profit                                             126,016

General and administrative expenses                      402,728
                                                       ---------

         Operating loss                                 (276,712)

Other income (expense)
     Other income                                          1,033
     Other expense                                        (1,875)
     Interest expense                                       (787)
                                                       ---------
         Total other income (expense)                     (1,629)
                                                       ---------

         Net loss                                      $(278,341)
                                                       =========


The accompanying notes are an integral part of these financial statements.

                             LURO ASSOCIATES, L.L.C.
                              (d/b/a HEALTHTEC.NET)

                     STATEMENT OF CHANGES IN MEMBERS' EQUITY
  For the period January 5, 1999 (date of inception) through December 31, 1999


                                                   Total
                                                 ---------
Balance at January 5, 1999 (date of inception)   $      --

     Members' contributions during period          386,500

     Net loss for the period                      (278,341)
                                                 ---------

Balance at December 31, 1999                     $ 108,159
                                                 =========


The accompanying notes are an integral part of these financial statements.

                             LURO ASSOCIATES, L.L.C.
                              (d/b/a HEALTHTEC.NET)

                             STATEMENT OF CASH FLOWS
  For the period January 5, 1999 (date of inception) through December 31, 1999


Cash flows from operating activities
     Net loss from operations                                                     $(278,341)
     Adjustments to reconcile net loss to net cash
         used in operating activities:
     Depreciation on property and equipment                                          12,500
     Amortization of software and software licenses                                  22,800
     Changes in operating assets and liabilities:
         Accounts receivable - trade                                                (10,606)
         Prepaid and other current assets                                            (2,038)
         Accounts payable                                                             6,003
         Accrued liabilities                                                          5,697
                                                                                  ---------
         Net cash used in operating activities                                     (243,985)

Cash flows from investing activities
     Purchases of property and equipment                                           (139,000)
                                                                                  ---------
         Net cash used in investing activities                                     (139,000)

Cash flows from financing activities
     Capital contributions made by members                                          386,500
     Payments on note payable                                                       (11,000)
     Proceeds from note payable                                                      12,000
                                                                                  ---------
         Net cash provided by financing activities                                  387,500
                                                                                  ---------

Net increase in cash                                                                  4,515

Cash, beginning of period                                                                --
                                                                                  ---------

Cash, end of period                                                               $   4,515
                                                                                  =========

Supplemental disclosures for cash flow information:
     Cash paid during the period for:
         Interest                                                                 $     123
                                                                                  =========


The accompanying notes are an integral part of these financial statements.

                             LURO ASSOCIATES, L.L.C.
                              (d/b/a HEALTHTEC.NET)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

1.       NATURE OF OPERATIONS

LuRo Associates, L.L.C. d/b/a HealthTec.net (the "Company"), a Michigan limited liability company organized on January 5, 1999, provides development, marketing, licensing, service, and support of internet based clinical and financial software and turnkey financial and accounting software and related hardware which is designed for the health care industry. The Company's operations are conducted in Hartland, Michigan and its sales are made to health care providers throughout the United States.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company extends unsecured credit in the normal course of business to virtually all of its customers. Management has estimated an allowance for doubtful accounts of zero, which reflects its opinion that all its accounts receivable will be collected. In the event of non-performance of accounts receivable, the maximum exposure to the Company is the recorded amount shown on the balance sheet.

Property and Equipment

Property and equipment including software and software licenses are recorded at cost. Expenditures for maintenance and repairs are charged directly against income. Major renewals and betterments are capitalized. Depreciation and amortization of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets, which range from 2 to 5 years.

Income Taxes

The Company has elected to be taxed as a partnership for federal income tax purposes. As such, federal income taxes are payable by the members and the Company is not subject to federal income tax. Accordingly, federal income taxes are not reflected in the accompanying financial statements.

Revenue Recognition

The Company recognizes revenue from software sales at the time of product shipment, or in accordance with terms of licensing contracts. Maintenance and service revenue are recognized ratably over the contractual period or as the services are provided. Advance billings are recorded as deferred revenue.

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosure About Fair Value of Financial Instruments", requires disclosure about the fair value of all financial assets and liabilities for which it is practicable to estimate. At December 31, 1999 the carrying value all of the Company's accounts receivable, accounts payable and accrued liabilities approximate fair value because of their short term nature.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Software Development

Costs incurred in the research and development of new software products and enhancements to existing software products are expensed as incurred until technological feasibility has been established. After technological feasibility is established, any additional costs are capitalized in accordance with SFAS No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased or Otherwise Marketed". For the period January 5, 1999 (date of inception) through December 31, 1999, no research and development costs have been incurred.

Recent Accounting Pronouncements

The Company adopted Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131") during the fiscal year ended December 31, 1999. SFAS 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions about how to allocate resources and assess performance. The Company has only one operating segment at December 31, 1999.

In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133", which establishes accounting and reporting standards for derivative instruments. SFAS No. 137 is effective for all fiscal quarters for all fiscal years beginning after June 15, 2000. The adoption of SFAS 137 is not expected to have a significant impact on the Company's results of operations.

4.       GOING CONCERN

The financial statements have been prepared on the assumption that the Company will continue as a going concern. The Company sustained a net operating loss of $278,341 during the period January 5, 1999 (date of inception) through December 31, 1999. Cash used in operating activities for the same period was $243,985. The Company's continued existence depends upon the success of management's efforts to raise additional capital necessary to meet the Company's obligations as they come due and to obtain sufficient capital to execute its business plan. There can be no degree of assurance given that the Company will be successful in completing additional financing transactions.

The financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or classification of liabilities which may result from the inability of the Company to continue as a going concern.

6.       ACQUISITION

In January 1999, the Company acquired substantially all of the software and fixed assets of Epoch Software Systems, Inc., a software development company. The Company paid cash of $52,000 and assumed debt of $62,000 (subsequently contributed as equity) for the software and $13,000 cash and a note payable of $12,000 for the fixed assets.

7.       BUSINESS AND CREDIT CONCENTRATIONS

The Company has 4 customers that accounted for 80% of accounts receivable at December 31, 1999.

8.       LEASES

The Company leases its office facility and office equipment under various non-cancelable operating lease agreements which expire through September 21, 2001. Total rent expense associated with these leases was $17,167 for the period January 5, 1999 (date of inception) through December 31, 1999. At December 31, 1999 future commitments under non-cancelable operating leases are as follows:


                2000                      $   8,961
                2001                          2,221
                                          ---------
                Total                     $  11,182
                                          =========

9.       SUBSEQUENT EVENT

Effective June 30, 2000 the Company's software contracts and licenses with its customers, leases and licenses with its suppliers and software licensors, and fixed assets were purchased by Link.com, Inc., a Nevada corporation, in exchange for stock.

                             LURO ASSOCIATES, L.L.C.
                              (d/b/a HEALTHTEC.NET)

                    NOTES TO PRO FORMA FINANCIAL INFORMATION



      eClickMD, Inc. (formerly Link.com, Inc.) ("eclick") acquired Luro Associates, LLC d/b/a Healthtec.Net ("Healthtec") in a purchase transaction by issuing 145,000 shares of its common stock. The transaction was completed effective June 30, 2000. The balance sheet of eclick filed in connection with the June 30, 2000 Form 10-QSB includes the effects of the acquisition of Healthtec.

      The unaudited pro forma condensed statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000 reflect the acquisition as if it had occurred on January 1, 1999.

      The unaudited pro forma condensed statements of operations should be read in conjunction with the separate historical financial statements of Healthtec and eclick, and related notes appearing elsewhere in this document. The historical statements of operations for eclick and Healthtec included in these pro forma financial statements are for the year ended December 31, 1999 and six months ended June 30, 2000. The pro forma financial information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it necessarily indicative of the future results of the combined entities.

                                 eCLICKMD, INC.
                            (formerly Link.com, Inc.)

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                  For the six month period ended June 30, 2000


                                                          Luro Associates, LLC    Pro-Forma
                                         eClickMD, Inc.   d/b/a Healthtec.Net    Adjustments     Pro-Forma
                                         --------------   --------------------   -----------    ------------

REVENUES                                 $    135,499         $     42,500       $         --   $    177,999

COST OF SALES                                      --                   --                 --             --
                                         ------------         ------------       ------------   ------------

         Gross profit                         135,499               42,500                 --        177,999

OPERATING EXPENSES                         (1,608,226)            (104,519)                --     (1,712,745)
                                         ------------         ------------       ------------   ------------

         Operating loss                    (1,472,727)             (62,019)                --     (1,534,746)

OTHER INCOME (EXPENSES)
Interest expense                              (92,190)                  --                 --        (92,190)
Interest income                                    --                   --                 --             --
Other income                                      575                   --                 --            575
Other expense                                      --                   --                 --             --
                                         ------------         ------------       ------------   ------------

         Total other income (expenses)        (91,615)                  --                 --        (91,615)
                                         ------------         ------------       ------------   ------------


Net loss                                 $ (1,564,342)        $    (62,019)      $         --   $ (1,626,361)
                                         ============         ============       ============   ============

LOSS PER SHARE - Basic
   and diluted:                          $      (0.14)                                          $      (0.15)
                                         ============                                           ============

SHARES USED IN THE CALCULATION
   OF PER SHARE AMOUNTS:
Basic and diluted common shares            11,111,908                                             11,256,908 *
                                         ============                                           ============


*  Includes 145,000 shares issued to acquire Healthtec
                                 eCLICKMD, INC.
                            (formerly Link.com, Inc.)

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      For the year ended December 31, 1999



                                                          Luro Associates, LLC    Pro-Forma
                                         eClickMD, Inc.   d/b/a Healthtec.Net    Adjustments     Pro-Forma
                                         --------------   --------------------   -----------    ------------


REVENUES                                 $    192,708         $    179,429       $         --   $    372,137

COST OF SALES                                      --               53,413                 --         53,413
                                         ------------         ------------       ------------   ------------

         Gross profit                         192,708              126,016                 --        318,724

OPERATING EXPENSES                            970,258              402,728                 --      1,372,986
                                         ------------         ------------       ------------   ------------

         Operating loss                      (777,550)            (276,712)                --     (1,054,262)

OTHER INCOME (EXPENSES)
Interest expense                              (74,583)                (787)                --        (75,370)
Interest income                                   455                   --                 --            455
Other income                                       --                1,033                 --          1,033
Other expense                                      --               (1,875)                --         (1,875)
                                         ------------         ------------       ------------   ------------

         Total other income (expenses)        (74,128)              (1,629)                --        (75,757)
                                         ------------         ------------       ------------   ------------


Net loss                                 $   (851,678)        $   (278,341)      $         --   $ (1,130,019)
                                         ============         ============       ============   ============

LOSS PER SHARE - Basic
   and diluted:                          $      (0.08)                                          $      (0.11)
                                         ============                                           ============

SHARES USED IN THE CALCULATION
   OF PER SHARE AMOUNTS:
Basic and diluted common shares            10,592,701                                             10,737,701 *
                                         ============                                           ============


*  Includes 145,000 shares issued to acquire Healthtec